Winner Medical Schedules First Quarter 2010 Earnings Release for 4:30pm EST on Wednesday, February 10, 2010

Earnings conference call to be held on Wednesday, February 10, 2010 at 1:30pm (Pacific Standard Time) / 4:30pm (Eastern Standard Time) / February 11, 2010 at 5:30am (Shenzhen/Hong Kong Time)

SHENZHEN, China, February 4 /PRNewswire-Asia/ -- Winner Medical Group Inc. (NYSE Amex: WWIN; "Winner Medical," or the "Company"), today announced that it will release its financial results for the first quarter of 2010 (October-December 2009) on Wednesday, February 10, 2010 at 4:30pm Eastern Standard Time.

The earnings release will be available on the investor relations page of Winner Medical's website at http://ir.winnermedical.com on Wednesday, February 10, 2010 (EST).

Following the earnings announcement, Winner Medical's senior management will host a conference call to discuss its first quarter 2010 results and recent business developments.

Date of the conference call: Wednesday, February 10, 2010 (EST)
Time: 1:30pm (Pacific Standard Time) / 4:30pm (Eastern Standard Time) / February 11, 2010 at 5:30am (Shenzhen/Hong Kong Time)

Dial-in Number:	866-700-6293 (US)
10-800-130-0399 (South China)
10-800-152-1490 (North China)
###-##-#### (HK)
+1-617-213-8835 (International)
Passcode: 33425805.

A telephone replay will be available shortly after the conclusion of the call and will be accessible through February 17, 2010 by calling 888-286-8010 (US) or +1-617-801-6888 (International); Passcode: 30554778.

About Winner Medical:

Winner Medical is a leading manufacturer and the largest exporter by volume in the medical dressing industry in China. Headquartered in Shenzhen, the Company has eight wholly-owned operating subsidiaries and four joint ventures with over 5,000 employees. The Company engages in the manufacturing, sale, research, and development of medical care products, wound care products, home care products and PurCotton® products, a nonwoven fabric made from 100% natural cotton. The products are sold worldwide, with Europe, the United States and Japan serving as the top three markets. The Company currently holds more than sixty patents and patent applications for various products and manufacturing processes and is one of the few Chinese companies licensed by the U.S. Food and Drug Administration (FDA) to ship finished, sterilized products directly to the United States market. To learn more about Winner Medical, please visit Winner Medical's web site at: http://ir.winnermedical.com .

Forward-Looking Statements:

This press release contains certain statements that may include "forward- looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical and its subsidiary companies' business strategy, plans and objective and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner Medical believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical does not assume a duty to update these forward-looking statements.

For more information, please contact:

Company:
Peng Zhai
Investor Relations Manager
Winner Medical Group Inc.
Tel:	+86-755-2806-6858
+86-755-2813-8888 x691
Email:	investors@winnermedical.com
Web:	http://ir.winnermedical.com

Investors:
Scott Powell
HC International, Inc.
Tel:	+1-917-721-9480
Email:	scott.powell@hcinternational.net
Web:	http://www.hcinternational.net